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                            FIRST EAGLE FUNDS, INC.

                           FIRST EAGLE OVERSEAS FUND
                          FIRST EAGLE U.S. VALUE FUND

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                       SUPPLEMENT DATED DECEMBER 23, 2003
                       TO PROSPECTUS DATED MARCH 1, 2003
                           (AS AMENDED MAY 15, 2003)

                     Changes to Certain Investment Policies

The Board of Directors of the First Eagle Funds recently approved changes to certain investment policies of First Eagle Overseas Fund and First Eagle U.S. Value Fund. These changes are described below and will become effective on March 1, 2004.

Precious Metals Investing -- First Eagle Overseas Fund. The Overseas Fund currently invests a portion of its assets in companies connected to the precious metals industry (e.g., precious metals finance or mining, processing and other operating companies). The investment adviser believes, however, that directly investing in precious metals will enable the Fund to more fully participate in these markets on your behalf.

Accordingly, the Board of Directors has resolved to permit the Overseas Fund to make such investments, as well as to purchase and sell related commodities contracts (and options on such contracts). These investments carry risks similar to those of investing in companies connected to the precious metals industry. Such risks, which are already described in the First Eagle Funds' Prospectus (under the heading 'Gold Risks -- Gold Fund'), will apply to the Overseas Fund. Additionally, investing in precious metals directly involves other risks, including (1) additional custody and transaction (i.e., brokerage) costs,
(2) the absence of dividends or other current payments, (3) potentially negative tax consequences that require monitoring income derived from precious metals, and (4) in the case of futures contracts and similar 'derivative' instruments, special volatility and default risks.

Portfolio Company Capitalization -- First Eagle Overseas Fund and First Eagle U.S. Value Fund. Each of the Overseas Fund and the U.S. Value Fund currently invests primarily in securities of small and mid-cap companies (which the investment adviser considers as having a market capitalization of less than $10 billion). On recommendation of the investment adviser and in order to increase flexibility for these Funds, the Board of Directors has resolved to permit the Overseas Fund and U.S. Value Fund to invest in companies without regard to their capitalization.




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Because investments taking advantage of this additional flexibility will be made only over time, it should be expected that in the near-term a significant portion of the investments of each of the Funds would continue to be in securities of small and mid-cap companies. Historically, securities of smaller companies have been more volatile in price than those of larger companies, especially over the short-term. As a consequence, the securities of smaller companies may both appreciate and depreciate in value more and faster than those of larger companies.

                                *    *    *    *

The information contained in this Supplement modifies the Company's Prospectus dated March 1, 2003, as amended on May 15, 2003. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) the information contained in those sections of the Prospectus entitled 'Investment Objectives and Principal Investment Strategies', 'Related Investment Strategies', and 'Principal Investment Risks'.

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